-----------------------------------------------------------------------------
     This 8-K/A relates to the 8-K filing which was 0001091818-00-000039 accepted by the U.S. SEC on August 18, 2000. 8-K/A 0001091818-00-000069
  and 8-K/A 0001091818-00-000070 filed on Nov. 01, 2000 were sent in error.

      THIS 8-K/A IS THE CORRECT FILING for the 8-K (0001091818-00-000039)
-----------------------------------------------------------------------------

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                FORM 8-K/A

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934
    Date of Report (Date of earliest event reported): October 27, 2000
                              DATAMEG, CORP.
          (Exact name of registrant as specified in its charter)

         NEW YORK                       0-12493               13-3134389
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification No.)

     3148 Dumbarton Street, N.W., Washington, D.C.               20007
       (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number, including area code:    (202) 965-2448

                           The Viola Group Inc.
               1653, Haight Avenue, Bronx, New York  10461-1503

         (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financials & Exhibits

	In connection with the share exchange consummated August 18, 2000 between the Registrant, DataMEG Corp., f/k/a The Viola Group, Inc., a New York corporation, (the "Company") and DataMEG Corporation, a Virginia corporation, ("DTMG-VA") all of the issued and outstanding shares of DTMG-VA were exchanged for shares of the Company's common stock equaling, upon completion of the share exchange, 90% of the issued and outstanding voting capital stock of the Company. As a result of this transaction, the Company's former stockholders owned 10% of the Company's issued and outstanding shares of Common Stock. The former stockholders of DTMG-VA, as a consequence of the Share Exchange, then owned
	90% of the Company's issued and outstanding shares of Common
	Stock and DTMG-VA became a wholly owned subsidiary of the Company. Audited financial statements of DTMG-VA, the business acquired, and pro forma financial information are attached as exhibits to this amended Current Report on Form 8-K/A.


                 (a)        Financial Statements

                            Audited December 31, 1999, and the related statements of operations, changes in stock-holders' equity and cash flows for the period from January 13, 1999 (date of inception) to December 31, 1999 and it's accompanying notes

                 (b)        Pro Forma Financial Information

                            as of June 30, 2000 and it's accompanying notes

                 (c)        Exhibits

                            None


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 1, 2000              DATAMEG, CORP.

                                     (Registrant)


                                     Andrew Benson
                            By:  /s/ -------------
                                     Andrew Benson



                                     DataMEG Corp.
                           (A Development Stage Enterprise)
                                Financial Statements
              For the Period from January 13, 1999 (Date of Inception)
                                  To December 31, 1999
                         With Independent Auditors' Report


CONTENTS                           PAGE

Independent Auditors' Report        1

Financial Statements:

Balance sheets                      2

Statements of operations            3

Statements of changes in
stockholders' equity (deficit)      4

Statements of cash flows            5

Notes to Financial Statements       6-12

INDEPENDENT AUDITORS' REPORT


          TO THE BOARD OF DIRECTORS AND STOCKHOLDERS
        DATAMEG CORP., (A DEVELOPMENT STAGE ENTERPRISE),
                        Washington, DC

We have audited the accompanying balance sheet of DATAMEG CORP., (a de-velopment stage enterprise), (the "Company") as of December 31, 1999, and the related statements of operations, changes in stockholders' equity and cash flows for the period from January 13, 1999 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing stanards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DATAMEG CORP., as of December 31, 1999 and the results of its operations and its cash flows for the period from January 13, 1999 to December 31, 1999 in conformity with generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DATAMEG CORP., as of December 31, 1999 and the results of its operations and its cash flows for the period from January 13, 1999 to December 31, 1999 in conformity with generally accepted accounting principles.


/s/ Hoffman, Fitzgerald & Snyder, P.C.
    ----------------------------------
    Hoffman, Fitzgerald & Snyder, P.C.


McLean, Virginia
October 11, 2000

                                DataMEG Corp.
                      (A Development Stage Enterprise)
                               Balance Sheets

                                                                                                    June 30,
                                                                                  December 31,      2000
                                                                                  1999              (unaudited)

ASSETS

CURRENT ASSETS:
        Cash                                                                           1,030             1,030
        Employee advances                                                                267               267
        Prepaid expenses                                                              56,667            77,667
        Due from stockholder and officer                                              25,700            25,700
                        Total current assets                                          83,664           104,664

PROPERTY AND EQUIPMENT, net                                                           46,387            37,388

OTHER ASSETS:
        Intangible assets                                                             91,631            91,631
        Deposits                                                                       3,714             3,714
                        Total other assets                                            95,345            95,345

                                                                                     225,396           237,397


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
        Capital lease obligation                                                       9,339             5,947
        Accounts payable and accrued expenses                                         76,285            67,889
        Due to stockholders and officers                                              57,593            37,593
                        Total current liabilities                                    143,217           111,429

COMMITMENTS AND CONTINGENCIES                                                              -                 -

STOCKHOLDERS'  EQUITY:
        Common stock, $.0069 par value; 75,000,000 shares
                authorized 14,896,930  and 14,938,025 shares issued and out-
                standing at December 31, 1999 and June 30, 2000, respectively        102,736           103,014
        Common stock subscriptions receivable                                        (31,300)          (31,300)
        Additional paid-in capital                                                 1,057,671         1,834,294
        Accumulated deficit                                                       (1,046,928)       (1,780,040)
                        Total stockholders' equity                                    82,179           125,968

                                                                                     225,396           237,397


The accompanying notes are an integral part of these financial statements.

                                DataMEG Corp.
                     (A Development State Enterprise)
                         Statements of Operations

                                     For the period      For the six      For the six       Cumulative
                                     from inception      months ended     months ended    from inception
                                   (January 13, 1999)       June 30,        June 30,     (January 13, 1999)
                                      to December            2000            1999        to June 30, 2000
                                       31, 1999          (Unaudited)      (Unaudited)       (Unaudited)



REVENUE                                          -                -               -                  -

COST OF REVENUES                                 -                -               -                  -

        Gross profit                             -                -               -                  -

OPERATING EXPENSES                       1,055,458          733,112         316,117          1,788,570

        Loss from operations            (1,055,458)        (733,112)       (316,117)        (1,788,570)

OTHER INCOME (EXPENSES):
        Realized gains on
        sale of securities                   8,530                -               -              8,530

             Total other (income)
             expenses                        8,530                -               -              8,530

NET LOSS BEFORE BENEFIT FOR
        INCOME TAXES                    (1,046,928)        (733,112)       (316,117)        (1,780,040)

        Benefit for income taxes                 -                -               -                  -

NET LOSS                                (1,046,928)        (733,112)       (316,117)        (1,780,040)



Net loss per common share (basic)            (0.07)           (0.05)          (0.02)             (0.12)

Weighted average number of common
        shares outstanding              14,396,725       14,918,512      14,118,904         14,570,654



The accompanying notes are an integral part of these financial statements.

                                   DataMEG Corp.
                         (A Development Stage Enterprise)
                   Statements of Changes in Stockholders' Equity


                                                                                Common stock    Deficit Accumulated      Total
                                 Common Stock                   Additional      subscriptions    during development   Stockholders'
                                   Shares          Amount     Paid-In Capital    receivable            stage             Equity

BALANCE, January 13, 1999
        (date of inception)               -     $         -              -               -                   -                -

Stock issuances                   1,096,555           7,561      1,040,346               -                   -        1,047,907

Stock issuances in lieu
  of cash for compensation       13,800,375          95,175         17,325               -                   -          112,500

Stock subscriptions
  receivable                              -               -              -          (31,300)                 -          (31,300)

Net loss                                  -               -              -                -         (1,046,928)      (1,046,928)

BALANCE, December 31, 1999       14,896,930     $   102,736       1,057,671         (31,300)        (1,046,928)          82,179

Stock issuances                      39,095             264         756,637               -                  -          756,901

Stock issuances in lieu
  of cash for compensation            2,000              14          19,986               -                  -           20,000

Net loss                                  -               -               -               -            (733,112)       (733,112)

BALANCE, June 30, 2000
                (Unaudited)      14,938,025     $   103,014       1,834,294         (31,300)         (1,780,040)        125,968



The accompanying notes are an integral part of these financial statements.

                                DataMEG Corp.
                      (A Development Stage Enterprise)
                          Statements of Cash Flows

                                                                                                             Cummulative
                                                         For the period      For the six     For the six     from inception
                                                         from inception      months ended    months ended     (January 13,
                                                        (January 13, 1999)     June 30,        June 30,         1999) to
                                                         to December            2000            1999          June 30, 2000
                                                         31, 1999            (Unaudited)     (Unaudited)       (Unaudited)


CASH FLOWS FROM OPERATING ACTIVITIES:
        Net loss                                             (1,046,928)       (733,112)      (316,117)      (1,780,040)
        Adjustments to reconcile net loss to net
                cash used in operating activities:
                Depreciation                                      8,999           8,999          3,208           17,998
                Stock issued in lieu of cash for
                        professional services                   112,500          20,000         95,175          132,500
                Realized gains on sales of investments           (8,530)              -              -           (8,530)
                Changes in assets and liabilities
                        affecting operations:
                        Employee advances                          (267)              -           (267)            (267)
                        Prepaid expenses                        (56,667)        (21,000)       (28,000)         (77,667)
                        Due from stockholder and officer        (25,700)              -              -          (25,700)
                        Accounts payable and accrued
                          expenses                                76,285         (8,396)             -           67,889
                        Due to stockholders and officers          57,593        (20,000)        45,417           37,593
        		  Net cash used in operating
			  activities		                (882,715)      (753,509)       (200,584)     (1,636,224)

CASH FLOWS FROM INVESTING ACTIVITIES:
        Purchases of property and equipment                      (30,222)             -         (14,311)        (30,222)
        Payments for intangible assets                           (91,631)             -         (40,565)        (91,631)
        Payments for security deposits                            (3,714)             -               -          (3,714)
        Purchases of investments                                 (20,000)             -               -         (20,000)
        Sales of investments                                      28,530              -               -          28,530
                          Net cash used in investing
                          activities                            (117,037)             -         (54,876)       (117,037)

CASH FLOWS FROM FINANCING ACTIVITIES:
        Repayment of capital lease obligations                   (15,825)        (3,392)              -         (19,217)
        Net proceeds from issuance of stock                    1,016,607        756,901         261,619       1,773,508
                          Net cash provided by financing
                          activities                           1,000,782        753,509         261,619       1,754,291

NET CHANGE IN CASH                                                 1,030              -           6,159           1,030

CASH, BEGINNING OF PERIOD                                              -          1,030               -               -

CASH, END OF PERIOD                                                1,030          1,030           6,159           1,030

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING
        AND FINANCING ACTIVITIES:
                Financing of property and equipment
                        with capital lease                        25,164              -
                Issuance of stock in exchange for notes
                        receivable                                31,300              -



The accompanying notes are an integral part of these financial statements.

A.        ORGANIZATION

DataMEG CORP., a development stage enterprise, (the "Company"), was incorporated in the State of Virginia in January 1999. The Company is a technology development enterprise focused on introducing to the marketplace a technology it has developed, which it has termed Communications Acceleration System (CAS). CAS is a high-speed data transmission processor that uses, primarily, Plain Old Telephone Service (POTS) as the communication medium to interface between the transmission source and the receiving entity.

In August 2000, the Company consummated a share exchange with a non-operating public shell corporation (see Note L).


B.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting - The accounts of the Company are maintained on the accrual basis of accounting whereby revenue is recognized when earned, and costs and expenses are recognized when incurred.

Use of estimates - Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from those estimates.

Property and equipment - Property and equipment are stated at cost. Depreciation and amortization is determined using the straight-line method over estimated useful lives ranging from three to five years.

Intangible assets - Intangible assets consisted of costs incurred related to a pending patent as of December 31, 1999. Patent costs are amortized over seventeen years using the straight-line method. For the period from January 13, 1999 to December 31, 1999 no amortization expense related to patents was recorded since the patent is still pending.

Advertising - Advertising costs are charged to operations as incurred. For the period from January 13, 1999 to December 31, 1999, amounts charged to operations were $5,000.

Software development costs - Statement of Financial Accounting Standard ("SFAS") No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed", requires capitalization of certain software development costs subsequent to the establishment of technological feasibility and readiness of general release. Costs incurred by the Company between the completion of technological feasibility and general release have been insignificant and have been charged to expense in the accompanying consolidated financial statements.

Fair value of financial instruments - The carrying value of cash, notes receivable and notes payable approximate fair value because of the relatively short maturity of these instruments.

B.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes - The Company, a C-corporation, accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The principal differences are net operating losses, start-up costs and the use of accelerated depreciation methods to calculate depreciation expense for income tax purposes.

Stock-based compensation - In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation", which encourages companies to recognize expense for stock-based awards based on their estimated fair value on the grant date. SFAS is effective beginning with the year ending December 31, 1996. SFAS No. 123 permits companies to account for stock-based compensation based on provisions prescribed in SFAS No. 123 or based on the authoritative guidance in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees". The Company has elected to account for its stock based compensation in accordance with APB 25 which uses the intrinsic value method. The Company accounts for all other issuances of equity instruments in accordance with SFAS
No. 123.

Net loss per common share - The Company reports basic and diluted earnings per share ("EPS") according to the provisions of SFAS No. 128, "Earnings Per Share." SFAS No. 128 requires the presentation of basic EPS and, for companies with complex capital structures, diluted EPS. As the Company has only common stock outstanding and no common stock equivalents, only basic EPS is presented. Basic EPS excludes dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted EPS is computed by dividing net income (loss) available to common stockholders, adjusted by any convertible preferred dividends; the after-tax amount of interest recognized in the period associated with any convertible debt; and any other changes in income or loss that would result from the assumed conversion of those potential common shares, by the weighted number of common shares and common share equivalents (unless their effect is anti-dilutive) outstanding.

Capital Structure - SFAS No. 129, "Disclosure of Information about Capital Structure," requires a summary presentation of the pertinent rights and privileges of the various securities outstanding. The Company's outstanding stock is completely comprised of voting common stock. There are no other rights or privileges to disclose.

B.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Comprehensive Income - SFAS No. 130, "Reporting Comprehensive Income," establishes standards for reporting comprehensive income and its components. Comprehensive income is defined as the change in equity during a period from transactions and other events from non-owner sources. Entities that do not have items of other comprehensive income in any period presented are not required to report comprehensive income, accordingly the Company has not made any such disclosure in the statements presented herein.

Segment Information - SFAS No. 131, "Disclosure about Segments of an Enterprise and Related Information." requires public enterprises to report certain information about operating segments, including products and services, geographic areas of operations, and major customers. The Company has determined that it does not have any separately reportable business segments for period ending December 31, 1999.


NEW ACCOUNTING PRONOUNCEMENTS:

Derivatives Instruments and Hedging Activities - In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." It establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The FASB has recently issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities- Deferral of Effective Date of FASB Statement No. 133." The Statement defers the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. Management believes that the adoption of this standard will not have a material effect on the Company's financial position or results of operations.

C.        PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 1999:

Equipment                        $ 51,393
Furniture                           3,481
Computer software                     512
                                   ------
                                   55,386

Less: accumulated depreciation     (8,999)
                                   ------
Property and equipment, net      $ 46,387
                                   ======

D.        DUE TO/FROM STOCKHOLDERS

As of December 31, 1999, an officer and stockholder was indebted to the Company $25,700 related expense advances received by the President.

As of December 31, 1999, the Company was indebted to an officer and stockholder $31,906 for expenses incurred on behalf of the Company. The Company also was indebted to an officer and stockholder $25,687 in salary related to 1999.


E.        COMMON STOCK SUBSCRIPTIONS RECEIVABLE

As of December 31, 1999, common stock subscriptions receivable consisted of the following:

Note receivable from stockholder dated September 20, 1999
in the amount of $13,300.  The note is non-interest bearing
and is due in full on December 31, 2000.                       $      13,300

Note receivable from stockholder dated April 15, 1999 in
the amount of $8,000.  The note is non-interest bearing
and is due in full on December 31, 2000.                               8,000

Note receivable from stockholder dated April 14, 1999 in
the amount of $10,000.  The note is non-interest bearing
and is due in full on December 31, 2000.                              10,000
                                                                      ------
                Total                                          $      31,300
                                                                      ======

F.        INCOME TAXES

The benefit for income taxes for the year ended December 31, 1999 is as follows:

Current                                                        $           -
Deferred                                                                   -
                                                                      ------
Total benefit for income taxes                                 $           -
                                                                      ======

A reconciliation of income tax at the statutory rate to the Company's effective rate is as follows for 1999:

Computed at the expected statutory rate                        $    (356,000)
State income tax - net of Federal
        tax benefit                                                  (63,000)
Less: meals and entertainment                                          4,000
Less: valuation allowance                                            415,000
                                                                     -------
Total benefit for income taxes                                 $           -
                                                                     =======

Deferred tax assets and liabilities at December 31, 1999 were as follows:

        Deferred tax assets:
                Net operating loss carryforwards               $       4,000
                Start-up costs                                       407,000
                Depreciation and amortization                          4,000
                                                                     -------
                        Gross deferred tax assets                    415,000

        Valuation allowance                                         (415,000)
                                                                     -------
                        Net deferred tax assets                $           -
                                                                     =======

The net change in the valuation allowance for the period from January 13, 1999 to December 31, 1999 was $415,000. The Company has available at December 31, 1999 approximately $9,000 of unused operating loss carryforwards that may be applied against future taxable income that expire in 2019.

G.        STOCK SPLITS

In April 1999, the Board of Directors authorized a 100 to 1 stock split of the Company's $1 par value common stock. As a result of the stock split, 9,829,067 additional shares were issued, and par value was reduced to $.01 per share.

In October 1999, the Board of Directors authorized a 1.45 to 1 stock split of the Company's $.01 par value common stock. As a result of the stock split, 4,615,433 additional shares were issued, and par value was reduced to $.0069 per share.

All references in the accompanying financial statements to the number of common shares have been restated to reflect the stock splits.


H.        RELATED PARTY TRANSACTIONS

As of December 31, 1999, the Company had notes receivable from several stockholders related to issuances of the Company's stock (see Note D).

The Company also had an amount due from an officer and stockholder and several amounts payable to various officers and stockholders (see Note E).


I.        COMMITMENTS AND CONTINGENCIES

LEASE COMMITMENTS

In January 2000, the Company entered into a lease agreement for office space in Washington, DC. Terms of the lease agreement require base monthly rental payments of $2,806.

The Company also leases communications equipment held under capital lease agreements expiring in December 2000. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The assets are amortized over their estimated useful lives. Amortization of assets under capital leases is included in depreciation and amortization expense.

The minimum lease payments due under the terms of non-cancelable operating and capital leases total which have initial or remaining terms in excess of one year as of December 31, 1999 are as follows:

                                               Capital     Operating
        For the years ending December 31st,    Leases        Lease

        2000                                $   9,339    $   30,862
        2001                                        -        33,385
        2002                                        -        34,525
        2003                                        -         2,885
                                                -----       -------
        Total minimum lease payments            9,339    $  101,657
        Less: imputed interest                     (-)
                                                -----
        Subtotal                                9,339

        Less: current portion of capital
              lease obligation                 (9,339)
                                                -----
        Non-current portion of capital
        lease obligation                 $          -
                                                =====

Total rent expense for all operating leases was $25,100 for the period from January 13, 1999 to December 31, 1999.

COMMITMENT

The Company has entered into an agreement with a consultant for services to be rendered over the period October through March 2000, with fees totaling $60,000 payable in either stock or cash. In addition, the Company has entered into an agreement with the same consultant for consideration totaling 3% of outstanding stock and 4% in warrants, contingent upon the consummation of the share exchange described in Note L.

CONTINGENCIES

In February 2000, a complaint was filed against the Company alleging that the Company and several of its officers breached a nondisclosure and confidentiality agreement with the plaintiff and violated the Uniform Trade Secrets Act. The plaintiff seeks compensatory and punitive damages in unspecified amounts. Management believes that such claims are without merit and that the Company and its officers have not violated the rights of the plaintiff. As of the date of this report, management is unable to estimate the amount of any losses which may be associated with the complaint.


J.        RESEARCH AND DEVELOPMENT COSTS

Total research and development cost for the period from January 13, 1999 to December 31, 1999 were approximately $157,000.

K.        CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash. The Company maintains its cash account with a commercial bank located in Virginia. Cash balances are insured by the Federal Deposit Insurance Corporation, up to $100,000 per financial institution. At December 31, 1999, the Company had no uninsured cash balances.


L.        SUBSEQUENT EVENTS

In February 2000, a complaint was filed against the Company (see Note I).

In July 2000, the Company adopted a stock incentive plan. The maximum number of shares which may be awarded under the plan is 3,000,000. Any person deemed eligible by the Stock Incentive Committee may receive shares or options under the plan; option awards may be in the form of an incentive option or a nonqualified stock option. Stock options issued under the plan vest over several years, unless accelerated by the Stock Incentive Committee.

In July 2000, the Company issued convertible subordinated debentures totaling $140,000. The terms of the debentures require interest payable at twelve percent per annum with a maturity date of one year from the date of advance unless mutually extended. The debentures are subordinate and junior to existing liabilities of the Company and any subsequent borrowings from banks or insurance companies. The debentures may be converted to common stock at a price of $2.50 per share.

In August 2000, the Company consummated a share exchange with a public shell company, the Viola Group, Inc. ("Viola"). In the share exchange the Company exchanged all its outstanding shares for 90% of the issued and outstanding voting common stock of Viola. As a result of the transaction, the stockholders of Viola owned in the aggregate, 3,300,007 shares as of the date of the share exchange. The stockholders of DataMEG owned, as a result of the share exchange, 90% of the issued and outstanding common stock of Viola, equaling approximately 29,700,627 shares as of the date of the share exchange. In addition, the Company was required to pay consulting fees totaling $250,000 to an officer of Viola and assume tax liabilities totaling approximately $30,000. As a result of the merger, DataMEG became the operating company. The company operates under the name of DataMEG Corp. and trades under the symbol
DTMG on the OTC-BB.

                                  DataMEG, Corp.
                        (A Development Stage Enterprise)
                       Unaudited Pro Forma Balance Sheet


                                                                     June 30,              Pro Forma                 Pro Forma
                                                                       2000               Adjustments               As Adjusted

ASSETS

CURRENT ASSETS:
        Cash                                                    $       1,030             $        -           $         1,030
        Employee advances                                                 267                      -                       267
        Prepaid expenses                                               77,667                      -                    77,667
        Due from stockholder and officer                               25,700                      -                    25,700
                        Total current assets                          104,664                      -                   104,664

PROPERTY AND EQUIPMENT, net                                            37,388                      -                    37,388

OTHER ASSETS:
        Intangible assets                                              91,631                      -                    91,631
        Deposits                                                        3,714                      -                     3,714
                        Total other assets                             95,345                      -                    95,345

                                                                $     237,397             $        -           $       237,397

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
        Capital lease obligation                                $       5,947             $        -           $         5,947
        Accounts payable and accrued expenses                          67,889                 30,000  (2)               97,889
        Due to stockholders and officers                               37,593                      -                    37,593
                        Total current liabilities                     111,429                 30,000                   141,429

COMMITMENTS AND CONTINGENCIES                                               -                      -                         -

STOCKHOLDERS'  EQUITY:
        Preferred stock, $.01 par value, 5,000,000 shares
                authorized, none issued or outstanding as of
                 June 30, 2000 (pro forma)                                  -                      -                         -
        Common stock, $.01 par value; 75,000,000 shares
                authorized , 33,035,683 shares issued and
                oustanding as  of June 30, 2000 (pro forma)           103,014                227,343  (1)              330,357
        Common stock subscriptions receivable                         (31,300)                     -                   (31,300)
        Additional paid-in capital                                  1,834,294               (227,343) (1)
                                                                      (30,000) (2)         1,576,951
        Accumulated deficit                                        (1,780,040)                     -                (1,780,040)
                        Total stockholders' equity                    125,968                (30,000)                   95,968

                                                                $     237,397             $        -           $       237,397


The accompanying notes are an integral part of these financial statements.

                               DataMEG, Corp.
                     (A Development Stage Enterprise)
            Unaudited Pro Forma Schedule of Earnings per Share


                                     For the period
                                     from inception        For the six      For the six       Cumulative
                                     (January 13, 1999)    months ended     months ended      from inception
                                     to December           June 30,         June 30,        (January 13, 1999)
                                     31, 1999              2000             1999             to June 30, 2000


Net loss per common
  share (basic)                      $    (1,046,928)     $   (733,112)    $   (316,117)   $    (1,780,040)

Weighted average number of
  common shares outstanding (3)           28,658,134        29,696,803       28,105,101         29,004,357


DataMEG, Corp.

Notes to the Unaudited Pro Forma Condensed Financial Information


1.        Basis of presentation

DataMEG, Corp. ("DataMEG") and the Viola Group, Inc. ("Viola") entered into a share exchange transaction that is essentially a reverse acquisition with a public shell corporation. The pro forma adjustments reflect the changes to stockholder's equity as of June 30, 2000.

Effective August 18, 2000, all of the issued and outstanding shares of DataMEG were exchanged for shares of Viola's common stock equaling 90% of the issued and outstanding voting common stock of Viola. As a result of such transaction, the stockholders of Viola now own 10% of the issued and outstanding shares of Viola, totaling 3,300,007 shares. The stockholders of DataMEG now own 90% of the issued and outstanding common stock of Viola, totaling approximately 29,700,627 shares. As a result of the transaction, DataMEG is a wholly owned subsidiary of Viola. The acquisition will be accounted for as a public shell acquisition in accordance with accounting interpretations and guidance issued by the Division of Corporation Finance of the SEC. This transaction is, in substance, a re-capitalization of DataMEG. DataMEG will become the reporting entity for accounting purposes. No net monetary assets of Viola were acquired in the share exchange.
In conjunction with the share exchange, the Company is required to pay consulting fees totaling $250,000 to an officer of Viola and is required to issue 3% of outstanding shares of stock and 4% in warrants to a consultant. The effect of these non-recurring costs has not been considered in the accompanying pro forma earnings per share calculation.

The pro forma condensed balance sheet is based on the unaudited historical information of DataMEG as of June 30, 2000. The information contained therein is not necessarily indicative of that which would have been attained had the transaction occurred at an earlier date and should be read in conjunction with the historical financial statements used in the preparation of such statements.

2.         Pro forma adjustments

(1)        To adjust stockholders equity to reflect the share exchange.
(2)        To adjust for the net liabilities of Viola assumed by DataMEG.
(3) Basic pro-forma-earnings per share is computed using the weighted average number of DataMEG common shares outstanding during the period as adjusted to reflect the share exchange ratio.